Standish, Ayer & Wood Investment Trust
                    Standish Small Capitalization Equity Fund

                    Financial Statements for the Period Ended
                               September 30, 1997


                                 [STANDISH LOGO]

                     Standish, Ayer & Wood Investment Trust

                               Chairman's Message

October 31, 1997

Dear Standish, Ayer & Wood Investment Trust Shareholder:

Enclosed you will find the annual statement for the Standish Small Cap Equity Fund. Please note that it is a nine-month reporting period for the fiscal year ended September 30, 1997, as the fund has changed its fiscal year end from December to September in order to streamline our reporting process.

As of September 1997, Standish, Ayer & Wood managed assets for its clients of approximately $36.7 billion, including the Standish mutual fund assets of $5.3 billion. The principal clients of the firm are corporate pension trusts, state and local governmental units, insurance companies, endowments and foundations, and high net worth individuals. the firm remains independent and is owned by investment professionals active in the operation of the business.

During the nine months ended September 30, 1997, the financial markets have generally registered very positive rates of return. The U.S. equity markets as measured by the Standard & Poor's 500 Index or the Russell 2000 Growth Index have recorded total rates of return of 29.64% and 23.02%, respectively. Foreign equity markets, as benchmarked by the Morgan Stanley Capital International Index, have lagged behind these strong domestic returns with a return of 10.42%.

During the year ended September 30, 1997, we at Standish have continued to add resources to both investment research and shareholder servicing. We remain confident that we have the resources and the organization to do a superior investment management job, and we will be working hard to fulfill your expectations in the years ahead. We appreciate the opportunity to serve you and hope you will find the attached information helpful.

Sincerely yours,


/s/ Edward H. Ladd

Edward H. Ladd
Chairman

                     Standish, Ayer & Wood Investment Trust
                    Standish Small Capitalization Equity Fund

                        Management Discussion & Analysis

The strong performance in small cap stocks which began with a bang in May has continued to date. We are pleased to report that 1997 is turning out to be an excellent year for small cap stocks after all. For the period from January 1 through September 30, the Standish Small Cap Fund gained 27.92%, compared to a gain of 23.02% for the Russell 2000 Growth Index, and a gain of 26.61% for the Russell 2000 Index.

Small caps had been performing poorly for the past four years, with some notable sharp rallies as exceptions. Currently, there is some evidence that the tone of the market is more favorable for these stocks. The key to this shift apparently is in earnings and valuation. Small caps have been improving in terms of earnings growth and propensity to positively surprise analysts' estimates. In addition, their price/earnings multiples on average compare well to those of large cap stocks. Large cap stock earnings are more in question now because of the age of this business cycle and the challenge of repatriating foreign earnings that must be translated into a very strong U.S. currency. Large cap valuations appear extended, and it may be that investors are taking some profits, and marginally gravitating to small cap stocks. It would take very little increased attention from institutional managers to have a noticeable impact on small cap stocks. In a marketplace which has been very generous to shareholders, we believe that the best part of this cycle has been experienced, but prospects for small caps are still good for the longer term.

The first nine months of 1997 has been again a volatile period for small cap stocks. After a strong January the stocks languished badly through April, with a very strong rally beginning in May and continuing to date. Our investments are oriented toward rapidly growing, high quality companies at the smaller end of the small cap spectrum, and this has presented a performance challenge for the last two years. In recent months smallness seems to have ceased as a negative. Also this has been a better year for value investors compared to growth, and we are decidedly in the higher growth camp. This past trend again has moderated in recent months. Our most important value-addition this year has been from stock selection, while our sector emphasis a neutral influence. While we were helped by growth sector emphasis in technology in particular, it was offset by the strong performance in financial stocks, and more recently in the traditionally cyclical industries; areas in which we typically have very few investments. As a reminder, our high growth orientation leads us to heavier commitments in the technology, medical, and business services sectors, with comparatively fewer investments in the slower growth areas of the economy. We generally seek to invest in the highest quality companies, and we select stocks based on earnings and margin dynamics, business position analysis, and an evaluation of management.

We are very pleased to announce the addition of Jonathan Stone to the Standish Small Cap Team. Jonathan joins Drew Beja, Melissa Dane and me after several years as an effective and distinguished analyst with a regional research and brokerage firm where he covered technology stocks. He is an experienced, seasoned analyst who has already had considerable impact in stock selection as well as portfolio management. He is clearly an important addition to our capabilities.

In closing, it is important to remind you of the volatility of small cap investments, while we do not expect a diminution of this volatility in the future. We remain, however, optimistic about the outlook for small cap stocks and view the category as having important potential over the long term. We are very appreciative of your support and thank you for your interest in the Standish Small Capitalization Equity Fund.

Sincerely,


/s/ Nicholas S. Battelle

Nicholas S. Battelle

                     Standish, Ayer & Wood Investment Trust
                    Standish Small Capitalization Equity Fund

              Comparison of Change in Value of $100,000 Investment
                     in Standish Small Capitalization Fund,
in the S&P 500 Index, the Russell 2000 Index, and the Russell 2000 Growth Index


                               [GRAPHIC OMITTED]


[The following table was represented as a line graph in the printed materials.]

                      Standish Small
                      Capitalization   Russell 2000   S&P 500     Russell 2000
                      Equity Fund         Index        Index      Growth Index
                      -----------         -----        -----      ------------
Inception   9/1/90        100000          100000      100000         100000
           9/30/90         91650           91110       95170          90527
          10/31/90         86544           85543       94846          85451
          11/30/90         96795           92070      100850          93307
          12/31/90        105117           95688      103654          97757
           1/31/91        114039          104310      108173         106938
           2/28/91        129023          116014      115908         119224
           3/31/91        134971          124146      118712         127623
           4/30/91        135963          123823      118997         126104
           5/31/91        145342          129717      124126         132194
           6/30/91        138841          122220      118441         123197
           7/31/91        149636          126497      123961         128780
           8/31/91        153870          131165      126898         134465
           9/30/91        156311          132188      124779         136492
          10/31/91        168745          135678      126451         142304
          11/30/91        156082          129396      121355         134880
          12/31/91        173092          139748      135238         147796
           1/31/92        185514          151081      132723         159406
           2/29/92        185081          155493      134448         161107
           3/31/92        178546          150237      131827         151841
           4/30/92        168374          144964      135702         143025
           5/31/92        166166          146892      136367         142705
           6/30/92        156860          139988      134335         133605
           7/31/92        162314          144860      139830         137799
           8/31/92        161275          140760      136963         132493
           9/30/92        168201          143998      138579         136193
          10/31/92        174910          148548      139064         141793
          11/30/92        187808          159927      143793         155026
          12/31/92        189929          165492      145561         159280
           1/31/93        191980          171086      146784         161255
           2/28/93        183826          167134      148780         152498
           3/31/93        191121          172549      151919         156426
           4/30/93        186114          167804      148243         151462
           5/31/93        195604          175221      152216         160543
           6/30/93        197702          176307      152657         160925
           7/31/93        201469          178740      152047         162531
           8/31/93        214725          186462      157809         170314
           9/30/93        226265          191720      156594         175940
          10/31/93        229842          196666      159836         181028
          11/30/93        228363          190255      158317         173705
          12/31/93        243531          196762      160233         180560
           1/31/94        253626          202920      165681         185366
           2/28/94        252532          202190      161191         184551
           3/31/94        235027          191534      154163         173214
           4/30/94        239751          192664      156136         173479
           5/31/94        236718          190487      158697         169591
           6/30/94        224748          184068      154809         162345
           7/31/94        224696          187087      159886         164658
           8/31/94        237944          197507      166442         176741
           9/30/94        237995          196836      162364         177481
          10/31/94        239530          196048      166017         179371
          11/30/94        226180          188128      159974         172114
          12/31/94        234638          193170      162342         176169
           1/31/95        234582          190736      166546         172580
           2/28/95        241318          198671      173037         180555
           3/31/95        248777          202068      178141         185829
           4/30/95        248443          206554      183396         188624
           5/31/95        246328          210106      190727         191095
           6/30/95        255086          221011      195152         204263
           7/31/95        280472          233741      201623         220184
           8/31/95        290271          238577      202129         222901
           9/30/95        296339          242838      210659         227490
          10/31/95        282699          231979      209907         216300
          11/30/95        294557          241722      219122         225848
          12/31/95        304637          248098      223342         230852
           1/31/96        302870          247830      230944         228941
           2/29/96        311418          255555      233085         239381
           3/31/96        324752          260838      235330         244113
           4/30/96        362020          274785      238799         262854
           5/31/96        387093          285614      244957         276333
           6/30/96        358091          273886      245891         258377
           7/31/96        309817          249965      235027         226834
           8/31/96        336505          264478      239984         243627
           9/30/96        347415          274814      253490         256173
          10/31/96        329291          270579      260481         245122
          11/30/96        334746          281727      280171         251939
          12/31/96        357533          289111      274621         256852
           1/31/97        370698          294887      291779         263268
           2/28/97        340993          287736      294067         247369
           3/31/97        313449          274158      281984         229912
           4/30/97        306428          274923      298790         227245
           5/31/97        354833          305522      316986         261400
           6/30/97        378865          318629      331187         270262
           7/31/97        399711          333445      357550         284099
           8/31/97        411750          341081      337527         292622
           9/30/97        237995          196836      162364         177481

                     Standish, Ayer & Wood Investment Trust
                    Standish Small Capitalization Equity Fund

                       Statement of Assets and Liabilities
                               September 30, 1997
--------------------------------------------------------------------------------

Assets
  Investment in Standish Small Capitalization Equity Portfolio
    ("Portfolio"), at value (Note 1A)                               $274,164,195
  Receivable for Fund shares sold                                        207,175
  Receivable from Investment Adviser (Note 3)                              1,037
  Other assets                                                            13,706
                                                                    ------------
     Total assets                                                    274,386,113

Liabilities
  Payable for Fund shares redeemed                        $  7,500
  Accrued accounting, custody and transfer agent fees        3,489
  Accrued expenses and other liabilities                     6,958
                                                          --------

     Total liabilities                                                    17,947
                                                                    ------------
Net Assets                                                          $274,368,166
                                                                    ============
Net Assets consist of:
  Paid-in capital                                                   $182,395,989
  Accumulated net realized gain                                       23,572,592
  Net unrealized appreciation                                         68,399,585
                                                                    ------------
     Total Net Assets                                               $274,368,166
                                                                    ============

Shares of beneficial interest outstanding                              4,125,823
                                                                    ============

Net Asset Value, Offering and Redemption Price Per Share
  (Net assets/Shares outstanding)                                   $      66.50
                                                                    ============


    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                    Standish Small Capitalization Equity Fund

                            Statements of Operations
--------------------------------------------------------------------------------

                                                Nine Months
                                                   Ended          Year Ended
                                                September 30,    December 31,
                                                    1997             1996
                                               -------------    -------------

Investment Income (Note 1B)
  Interest income                                $        --      $   108,348
  Dividend income                                         --           89,921
  Interest income allocated from Portfolio           172,824          305,276
  Dividend income allocated from Portfolio           114,280          153,520
  Expenses allocated from Portfolio               (1,240,209)      (1,112,861)
                                               -------------    -------------
     Net investment income from Portfolio           (953,105)        (455,796)

Expenses
  Investment Advisory fee (Note 3)                        --          396,796
  Accounting, custody and transfer agent fees         21,515           76,102
  Registration fees                                   17,578           11,758
  Legal and audit services                            10,055           29,409
  Miscellaneous                                        1,429           14,821
                                               -------------    -------------
     Total expenses                                   50,577          528,886

Deduct:
  Waiver of investment advisory fee                       --          (13,118)
  Reimbursement of Fund operating expenses            (6,952)              --
                                               -------------    -------------
    Total waiver of investment advisory fee
    and reimbursement
      of Fund operating expenses                      (6,952)         (13,118)
                                               -------------    -------------
     Net expenses                                     43,625          515,768
                                               -------------    -------------
       Net investment loss                          (996,730)        (971,564)
                                               -------------    -------------
Realized and Unrealized Gain (Loss)

  Net realized gain from:
     Investment securities transactions                    --      15,760,827
     Financial futures contracts                           --          87,425
  Net realized gain allocated from Portfolio on:
     Investment securities transactions           23,991,237       20,794,956
     Financial futures contracts                     832,557          717,750
                                               -------------    -------------
       Net realized gain                          24,823,794       37,360,958

  Change in unrealized appreciation
  (depreciation):
     Investment securities                                --       20,543,632
     Financial futures contracts                          --           82,425
     From Portfolio                                       --      (23,038,475)
                                               -------------    -------------
  Change in unrealized appreciation
  (depreciation) allocated from Portfolio on:
     Investment securities                        36,145,336               --
     Financial futures contracts                     (66,305)              --
                                               -------------    -------------

       Change in net unrealized appreciation
       (depreciation)                             36,079,031       (2,412,418)
                                               -------------    -------------

     Net realized and unrealized gain on
     investments                                  60,902,825       34,948,540
                                               -------------    -------------

Net increase in net assets resulting from
operations                                       $59,906,095      $33,976,976
                                               =============    =============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                    Standish Small Capitalization Equity Fund

                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------


                                       Nine Months
                                          Ended        Year Ended    Year Ended
                                      September 30,   December 31,  December 31,
                                          1997            1996          1995
                                    --------------------------------------------
Increase (decrease) in Net Assets
From operations
  Net investment loss                  $  (996,730)  $   (971,564) $   (436,289)
  Net realized gain                     24,823,794     37,360,958    12,833,607
  Change in net unrealized
    appreciation (depreciation)         36,079,031     (2,412,418)   27,572,436
                                      ------------   ------------  ------------
     Net increase in net assets
     from operations                    59,906,095     33,976,976    39,969,754
                                      ------------   ------------  ------------

Distributions to Shareholders
  From net realized gain                (4,207,292)   (39,018,707)   (4,170,634)
                                      ------------   ------------  ------------

Fund share (principal) Transactions
(Note 5)
  Net proceeds from sale of shares      23,255,837     63,681,602    56,591,350
  Net asset value of shares issued
    to shareholders in payment of
    distributions declared               3,950,929     36,043,859     3,924,054
  Cost of shares redeemed              (52,668,241)   (31,022,858   (23,435,868)
                                      ------------   ------------  ------------
  Increase (decrease) in net
    assets from Fund share
    transactions                       (25,461,475)    68,702,603    37,079,536
                                      ------------   ------------  ------------

     Net increase in net assets         30,237,328     63,660,872    72,878,656

Net Assets
  At beginning of period               244,130,838    180,469,966   107,591,310
                                      ------------   ------------  ------------

  At end of period                    $274,368,166   $244,130,838  $180,469,966
                                      ============   ============  ============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                    Standish Small Capitalization Equity Fund

                              Financial Highlights
--------------------------------------------------------------------------------


                             Nine Months
                                Ended                  Year Ended
                              September               December 31,
                               30, 1997  ---------------------------------------
                            (Note 1E)(3)   1996    1995    1994     1993    1992+
                            ------------  ------  ------  ------   ------  ------
Net asset value,
  beginning of period            $52.96   $53.46  $42.15  $48.97   $39.83  $39.99
                                 ------   ------  ------  ------   ------  ------
Income from investment
operations:
  Net investment income*          (0.23)      --      --      --    (0.07)  (0.11)
  Net realized and
    unrealized gain
    (loss) on
    investments                   14.80     9.29    12.57  (1.84)   11.31    4.00
                                 ------   ------  ------  ------   ------  ------
Total from investment
  operations                      14.57     9.29   12.57   (1.84)   11.24    3.89
                                 ------   ------  ------  ------   ------  ------
Less distributions declared
to shareholders
  From net realized gain
    on investments                (1.03)   (9.79)  (1.26)  (4.98)   (2.10)  (4.05)
                                 ------   ------  ------  ------   ------  ------
  Net asset value, end
    of period                    $66.50   $52.96  $53.46  $42.15   $48.97  $39.83
                                 ======   ======  ======  ======   ======  ======

Total return                      27.92%   17.36%  29.83%  (3.66)%   8.21%   9.74%

Ratios (to average daily net assets)/Supplemental Data:
  Net assets, end of
    period (000 omitted)  $274,368     $244,131   $180,470  $107,591  $85,141  $50,950
  Expenses * (1)              0.74%++      0.75%      0.75%     0.79%    0.88%    1.04%
  Net investment loss *      (0.57)%++    (0.44)%   (0.30)%   (0.27)%  (0.18)%  (0.38)%
  Portfolio turnover (2)        --           28%       112%      130%     144%     101%
  Average broker
    commission rate (2)         --       $0.045         --        --       --       --

  * For the nine months ended September 30, 1997 and for the year ended to December 31, 1996, the investment adviser did not impose a portion of its advisory fee and/or reimbursed the Fund for a portion of its operating expenses. If this voluntary reduction had not been undertaken, the net investment income per share and the ratios would have been:

  Net investment income
    (loss) per share        $(0.23)    $(0.0)      --       --      --      --

  Ratios (to average daily
    net assets):
  Expenses (1)                0.74%++   0.76%      --       --      --      --
  Net investment loss        (0.57)%++ (0.45)%     --       --      --      --

-------------

+     Audited by other auditors.
++    Computed on an annualized basis.
(1) Includes the Fund's share of the Standish Small Capitalization Equity Portfolio's allocated expenses for the nine months ended September 30, 1997 and for the period from May 3, 1996 to December 31, 1996.
(2) Portfolio turnover and average broker commission rate represents activity while the Fund was investing directly in securities. The portfolio turnover and average broker commission rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
(3)   Calculated based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                   Standish Small Capitalization Equity Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)   Significant Accounting Policies:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Small Capitalization Equity Fund (the "Fund") is a separate diversified investment series of the Trust.

      The Fund invests all of its investable assets in an interest in the Standish Small Capitalization Equity Portfolio (the "Portfolio"), a subtrust of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust, and has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 100% at September 30, 1997). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A.  Investment security valuations-

      The Fund records its investment in the Portfolio at value. The method by which the Portfolio values its securities is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

      B.  Securities transactions and income-

      Securities transactions are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

      C.  Federal taxes-

      As a qualified regulated investment company under Subchapter M of the Internal Revenue Code the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

      D.  Other-

      All net investment income and realized and unrealized gains and losses of the Portfolio are allocated pro rata among all of the investors in the Portfolio.

      E.  Change in fiscal year end-

      The Board of Trustees voted on July 12, 1997 to change the fiscal year end of the Fund from December 31 to September 30, effective September 30, 1997.

(2)   Distributions to Shareholders:

      The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually, as will dividends from net investment income. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and capital gains distributions, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in

                     Standish, Ayer & Wood Investment Trust
                   Standish Small Capitalization Equity Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures transactions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income, and accumulated net realized gains (losses).

(3)   Investment Advisory Fee:

      The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to Standish, Ayer & Wood, Inc. ("SA&W") for such services. See
      Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. For the period ended September 30, 1997 and for the year ended December 31, 1996, SA&W voluntarily agreed to limit the aggregate annual operating expenses of the Fund and the Portfolio (excluding commissions, taxes and extraordinary expenses) to 0.74% and 0.75%, respectively, of the Fund's average daily net assets. This agreement is voluntary and temporary and may be discontinued or revised by SA&W at any time. Pursuant to this agreement, SA&W voluntarily reimbursed the Fund for operating expenses in the amount of $6,952 for the nine months ended September 30, 1997 and voluntarily waived $13,118 of its investment advisory fee for the year ended December 31, 1996. The Trust pays no compensation directly to its trustees who are affiliated with the SA&W or to its officers, all of whom receive remuneration for their services to the Trust from SA&W. Certain of the trustees and officers of the Trust are directors or officers of SA&W.

(4)   Investment Transactions:

      Increases and decreases in the Fund's investment in the Portfolio for the nine months ended September 30, 1997 aggregated $23,224,550 and $55,662,396, respectively. For the period May 3, 1996 to December 31, 1996, increases and decreases in the Fund's investment in the Portfolio aggregated $253,391,982 and $23,335,985, respectively.

(5)   Shares of Beneficial Interest:

      The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                        Nine Months
                                           Ended       Year Ended     Year Ended
                                       September 30,    December       December
                                          1997          31, 1996       31, 1995
                                      -------------  -------------  ------------
      Shares sold...................     431,424       1,100,618      1,215,183
      Shares issued to shareholders
        in payment of
        distributions declared......      73,437         562,742         73,432
      Shares redeemed...............    (988,851)       (531,585)      (465,355)
                                      -------------  -------------  ------------
      Net increase/(decrease).......    (483,990)      1,131,775        823,260
                                      =============  =============  ============

      Effective December 20, 1996, the Fund was closed to new investors.

(6)   Tax Information- Unaudited

      The Fund paid distributions of $7.86 from long term capital gains during the nine months ended September 30, 1997. Pursuant to section 852 of the Internal Revenue Code the Fund designates $3,738,369 as capital gain dividends for the nine months ended September 30, 1997. All of this amount represents a 28% rate gain distribution.

                       Report of Independent Accountants

      To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Small Capitalization Equity Fund:

      We have audited the accompanying statements of assets and liabilities of Standish, Ayer & Wood Investment Trust: Standish Small Capitalization Equity Fund (the "Fund"), as of September 30, 1997 and the related statements of operations for the nine months ended September 30, 1997 and for the year ended December 31, 1996, the statements of changes in net assets for the nine months ended September 30, 1997 and for each of the two years in the period ended December 31, 1996 and financial highlights for the nine months ended September 30, 1997 and for each of the four years in the period ended December 31,1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1992, presented herein, were audited by other auditors, whose report, dated February 12, 1993, expressed an unqualified opinion on such financial highlights.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Small Capitalization Equity Fund as of September 30, 1997, and the results of its operations for the nine months ended September 30, 1997 and for the year ended December 31, 1996, changes in its net assets for the nine months ended September 30, 1997 and for each of the two years in the period ended December 31, 1996 and financial highlights for the nine months ended September 30, 1997 and for each of the four years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.

      Coopers & Lybrand L.L.P.
      Boston, Massachusetts
      November 11, 1997

                     Standish, Ayer & Wood Investment Trust
                 Standish Small Capitalization Equity Portfolio

                  Schedule of Investments - September 30, 1997
--------------------------------------------------------------------------------

                                                                        Value
Security                                                 Shares       (Note 1A)
--------------------------------------------------------------------------------

EQUITIES -- 99.2%

Basic Industry -- 1.5%
Chirex, Inc.*                                         159,500       $  4,067,249
                                                                    ------------

Capital Goods -- 8.0%
Align-Rite International, Inc.*                        79,600          1,900,450
Ballantyne Of Omaha, Inc.*                            122,000          2,348,500
Hagler Bailly*                                         40,200          1,020,075
Kellstrom Industries, Inc.*                           125,700          2,592,562
Power-One, Inc.*                                       28,300            396,200
SBS Technologies, Inc.*                               154,900          3,698,237
Service Experts, Inc.*                                 74,900          2,026,981
Tetra Technologies, Inc.*                              98,600          2,280,125
Trailer Bridge, Inc.*                                 179,100          2,373,074
Triumph Group, Inc.*                                   98,400          3,290,249
                                                                    ------------
                                                                      21,926,453
                                                                    ------------

Consumer Stable -- 6.9%
800-Jr Cigar, Inc.*                                   112,500          3,937,499
Aviation Sales Co.*                                   129,700          3,923,424
General Cigar Holdings, Inc.*                          74,300          2,145,413
Hughes Supply, Inc.                                   102,450          3,092,708
Robert Mondavi Corp.,  Class A*                        51,800          2,836,049
Suiza Foods Corp.*                                     59,800          3,079,699
                                                                    ------------
                                                                      19,014,792
                                                                    ------------

Early Cyclical -- 3.8%
Aftermarket Technology, Inc.*                         118,500          2,814,374
Atlantic Coast Airlines, Inc.*                        122,800          2,640,199
Excelsior-Henderson Motorcycle*                       192,400          1,238,575
Hospitality Worldwide Services*                       125,700          1,649,813
Midwest Express Holdings*                              60,600          1,942,988
                                                                    ------------
                                                                      10,285,949
                                                                    ------------

Energy -- 3.6%
Cal Dive International, Inc.*                          44,100          1,642,725
Friede Goldman Intl, Inc.*                             50,500          3,029,999
Hvide Marine, Inc.*                                   111,200          3,558,399
Veritas DGC, Inc.*                                     37,200          1,583,325
                                                                    ------------
                                                                       9,814,448
                                                                    ------------

Financial -- 2.2%
CCC Information Services Group*                        63,300          1,345,125

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                 Standish Small Capitalization Equity Portfolio

                  Schedule of Investments - September 30, 1997
--------------------------------------------------------------------------------

                                                                        Value
Security                                                 Shares       (Note 1A)
--------------------------------------------------------------------------------

Financial (continued)
Rental Service Corp.*                                  111,400      $  2,499,537
Texas Regional Bancshares, Class A                      66,800         2,087,500
                                                                    ------------
                                                                       5,932,162
                                                                    ------------

Growth Cyclical -- 16.9%
Alliance Gaming Corp.*                                 408,000         2,702,999
Apple South, Inc.                                      195,600         3,765,299
Ashworth, Inc.*                                        157,700         1,616,425
Atria Communities, Inc.*                               138,700         2,496,599
Central Garden & Pet Co.*                              121,200         3,726,899
Coach USA, Inc.*                                       138,200         4,154,637
Coldwater Creek, Inc.*                                  67,300         1,951,700
Gadzooks, Inc.*                                        153,900         3,231,899
Golden Bear Golf, Inc.*                                 92,200         1,290,800
Logan's Roadhouse Inc.*                                 80,000         2,080,000
North Face, Inc.*                                       83,700         2,249,438
Scientific Games Holdings Corp.*                       111,200         2,418,599
Sonic Corp.*                                            73,100         2,046,800
Steiner Leisure Ltd.*                                   72,900         2,679,074
Suburban Lodges of America*                            130,100         3,431,387
Sunrise Assisted Living, Inc.*                          80,600         2,911,674
Travel Services, Inc.*                                  64,500         1,338,375
Vans, Inc.*                                            141,700         2,267,200
                                                                    ------------
                                                                      46,359,804
                                                                    ------------

Health Care -- 19.8%
Arbor Health Care Company*                              49,900         2,195,600
Arris Pharmaceutical Corp.*                            197,400         2,566,199
Ballard Medical Products                               105,900         2,554,837
CN Bioscience, Inc.*                                   130,000         3,054,999
Cohr, Inc.*                                            112,100         1,821,625
Daou Systems, Inc.*                                     66,100         2,065,625
Guilford Pharmaceuticals, Inc.*                         99,900         2,947,049
HCIA, Inc.*                                            113,600         1,533,600
Horizon Health Corp.*                                  137,700         3,442,499
Ilex Oncology, Inc.*                                   133,700         1,604,400
Imnet Systems, Inc.*                                    80,400         2,160,750
Impath, Inc.*                                          105,400         3,082,949
Inhale Therapeutic Systems*                            108,100         3,391,637
Medimmune, Inc.*                                        74,100         2,723,174
Medquist, Inc.*                                        135,150         3,159,130
National Surgery Centers, Inc.*                        125,175         2,722,555

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                 Standish Small Capitalization Equity Portfolio

                  Schedule of Investments - September 30, 1997
--------------------------------------------------------------------------------

                                                                        Value
Security                                                 Shares       (Note 1A)
--------------------------------------------------------------------------------

Health Care (continued)
Neurogen Corp.*                                        116,800      $  3,153,599
Pharmaceutical Product Development*                    115,000         2,343,125
Possis Medical, Inc.*                                   86,100         1,226,925
Rochester Medical Corp.*                                87,000         1,457,250
Specialty Care Network, Inc.*                          163,700         2,025,788
Urologix, Inc.*                                        125,600         2,982,999
                                                                    ------------
                                                                      54,216,314
                                                                    ------------

Services -- 19.1%
Abacus Direct Corp.*                                    60,400         1,940,350
Analysts International Corp.                            64,100         2,483,874
Barrett Business Services, Inc.*                       136,400         2,284,700
Best Software, Inc.*                                    78,800         1,152,500
BET Holdings, Inc.*                                     60,900         3,220,087
Data Processing Resources Corp.*                       109,300         2,732,499
Emmis Broadcasting Corp., Class A*                      62,900         3,003,474
F.Y.I., Inc.                                           107,500         2,794,999
Gray Communications Systems, Class B                   108,900         2,722,499
Harbinger Corp.*                                        31,000         1,127,625
Inspire Insurance Solutions*                           106,500         1,930,313
LCC International, Inc.*                               130,500         2,854,687
Metzler Group, Inc.*                                    44,500         1,785,563
On Assignment, Inc.*                                    65,300         2,971,149
Personnel Group of America, Inc.*                       69,000         2,363,249
Physician Support Systems*                             124,700         2,104,313
Remedy Temp, Inc.*                                     107,300         2,521,549
Rural Metro Corp.*                                      80,000         2,439,999
Scandinavian Broadcast Systems Corp.*                  146,800         3,523,199
Scholastic Corp.*                                       79,800         3,152,099
Wackenhut Corrections Corp.*                            51,900         1,608,900
Walsh International, Inc.*                             141,200         1,765,000
                                                                    ------------
                                                                      52,482,627
                                                                    ------------

Technology -- 17.4%
Advanced Technology Material*                          111,900         4,112,324
Benchmark Electronics, Inc.*                            91,900         2,590,430
Brooks Automation, Inc.*                                60,000         2,302,500
C. P. Clare Corp.*                                     109,300         2,158,675
CFM Technologies, Inc.*                                 52,200         2,045,588
Datastream Systems, Inc.*                               61,700         2,307,963
Exar Corp.*                                             83,100         2,202,150
FSI International, Inc.*                                80,400         1,678,350

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                 Standish Small Capitalization Equity Portfolio

                  Schedule of Investments - September 30, 1997
--------------------------------------------------------------------------------

                                                                        Value
Security                                                Shares        (Note 1A)
--------------------------------------------------------------------------------

Technology (continued)
Hadco Corp.*                                            51,400      $  2,783,628
Helix Technology Corp.                                  29,200         1,807,661
Hyperion Software Corp.*                                89,600         2,794,399
Intelligroup, Inc.*                                    115,700         2,487,549
Lecroy Corp.*                                           52,100         2,305,425
Level One Communications, Inc.*                         56,600         2,278,150
Periphonics Corp.                                       89,500           956,531
Photronics, Inc.*                                       28,700         1,738,144
Radiant Systems, Inc.*                                 114,700         2,408,699
Semtech Corp.*                                          41,400         2,861,774
Star Telecommunications, Inc.*                         129,100         2,969,299
Ultrak, Inc.*                                          147,700         1,809,325
Viisage Technology, Inc.*                              109,400         1,230,750
                                                                    ------------
                                                                      47,829,314
                                                                    ------------

TOTAL EQUITIES (COST $203,530,742)                                   271,929,112
                                                                    ------------

                                                              Par       Value
Security                                Rate     Maturity    Value    (Note 1A)
--------------------------------------------------------------------------------

BOND -- 0.0%

U.S. Government -- 0.0%
FNMA+                                   5.551%   12/16/1997  150,000     148,293
                                                                      ----------
Total U.S. Government (Cost $148,290)                                    148,293
                                                                      ----------

TOTAL BOND (COST $148,290)                                               148,293
                                                                      ----------

SHORT-TERM INVESTMENTS -- 0.2%

REPURCHASE AGREEMENTS -- 0.2%
Prudential-Bache Repurchase Agreement, dated 9/30/97,
due 10/1/97, with a maturity value of $544,264
and an effective yield of 5.47%, collateralized by a
U.S. Government Agency Obligation with a rate
of 9.00%, with a maturity date of 4/1/10 and
with an aggregate market value of $555,065.                  544,181     544,181
                                                                      ----------
Total Repurchase Agreements (Cost $544,181)                              544,181
                                                                      ----------

TOTAL SHORT-TERM INVESTMENTS (COST $544,181)                             544,181
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                 Standish Small Capitalization Equity Portfolio

                  Schedule of Investments - September 30, 1997
--------------------------------------------------------------------------------

                                                              Par       Value
Security                                Rate       Maturity  Value    (Note 1A)
--------------------------------------------------------------------------------

TOTAL INVESTMENTS-- 99.4% (COST $204,223,213)                       $272,621,586

Other Assets, Less Liabilities-- 0.6%                                  1,542,736
                                                                    ============

NET ASSETS-- 100%                                                   $274,164,322
                                                                    ============

Notes to the Schedule of Investments:

* Non-income producing security.
+ Denotes all or part of security pledged as collateral to cover margin requirements on open financial futures contracts (Note 6).

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
                 Standish Small Capitalization Equity Portfolio

                       Statement of Assets and Liabilities
                               September 30, 1997
--------------------------------------------------------------------------------

Assets
  Investments, at value (Note 1A)
    (identified cost, $204,223,213)                                 $272,621,586
  Cash                                                                    25,000
  Receivable for investments sold                                      7,869,381
  Interest and dividends receivable                                          634
  Other assets                                                             4,266
  Deferred organization costs (Note 1E)                                   53,596
                                                                    ------------
     Total assets                                                    280,574,463

Liabilities
  Payable for investments purchased                   $  6,383,367
  Accrued accounting and custody fees                        7,769
  Payable for daily variation margin on open
    financial futures contracts (Note 5)                     3,055
  Accrued expenses and other liabilities                    15,950
                                                      ------------

     Total liabilities                                                 6,410,141
                                                                    ------------

Net Assets (applicable to investors' beneficial interests)          $274,164,322
                                                                    ============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
                 Standish Small Capitalization Equity Portfolio

                            Statements of Operations
--------------------------------------------------------------------------------

                                                                     For the
                                                                     period
                                                                   May 3, 1996
                                                                  (commencement
                                                                        of
                                                     Nine Months    operations)
                                                        Ended           to
                                                    September 30,  December 31,
                                                         1997          1996
                                                    -------------  ------------
Investment Income (Note 1C)
  Dividend income                                      $114,280       $153,520
  Interest income                                       172,824        305,276
                                                    -----------    -----------
     Total income                                       287,104        458,796

Expenses
  Investment advisory fee (Note 2)                    1,051,872        920,742
  Accounting and custody fees                            96,700        125,602
  Legal and audit services                               53,927         32,620
  Amortization of organization expense (Note 1E)         11,007         10,067
  Miscellaneous                                          26,703         23,830
                                                    -----------    -----------
     Total expenses                                   1,240,209      1,112,861
                                                    -----------    -----------

       Net investment loss                             (953,105)      (654,065)
                                                    -----------    -----------

Realized and Unrealized Gain (Loss)
  Net realized gain
     Investment security transactions                23,991,258     20,794,956
     Financial futures contracts                        832,557        717,750
                                                    -----------    -----------
       Net realized gain                             24,823,815     21,512,706

  Change in unrealized appreciation (depreciation)
     Investment securities                           36,145,344    (22,995,625)
     Financial futures contracts                        (66,305)       (42,850)
                                                    -----------    -----------
       Change in net unrealized appreciation
       (depreciation)                                36,079,039    (23,038,475)
                                                    -----------    -----------

     Net realized and unrealized gain (loss)         60,902,854     (1,525,769)
                                                    -----------    -----------

Net increase (decrease) in net assets from
operations                                          $59,949,749    $(2,179,834)
                                                    ===========    ===========

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
                 Standish Small Capitalization Equity Portfolio

                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------


                                                             For the Period
                                           Nine Months        May 3, 1996
                                              Ended         (commencement of
                                            September        operations) to
                                            30, 1997       December 31, 1996
                                          ------------     ---------------------
Increase (decrease) in Net Assets
From operations
  Net investment loss                    $    (953,10)       $   (654,065)
  Net realized gain                        24,823,815          21,512,706
  Change in net unrealized appreciation
    (depreciation)                         36,079,039         (23,038,475)
                                         ------------        ------------
  Net increase (decrease) in net assets
    from operations                        59,949,749          (2,179,834)
                                         ------------        ------------

Capital transactions
  Assets contributed by Standish Small
    Capitalization Equity Fund at
    commencement (including unrealized
    appreciation of $55,359,029)                   --         233,108,124
  Contributions                            23,224,550          39,060,115
  Withdrawals                             (55,662,397)        (23,335,985)
                                         ------------        ------------
  Increase (decrease) in net assets
    resulting from capital transactions   (32,437,847)        248,832,254
                                         ------------        ------------

     Total increase in net assets          27,511,902         246,652,420

Net Assets:
  At beginning of period                  246,652,420                  --
                                         ------------        ------------

  At end of period                       $274,164,322        $246,652,420
                                         ============        ============


    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
                 Standish Small Capitalization Equity Portfolio

                               Supplementary Data
--------------------------------------------------------------------------------

                                                              For the period
                                              Nine Months       May 3, 1996
                                                 Ended       (commencement of
                                               September      operations) to
                                               30, 1997      December 31, 1996
                                            -------------   --------------------
Ratios (to average daily net assets):
  Expenses                                         0.71%+           0.73%+
  Net investment loss                             (0.54)%+         (0.43)%+
Portfolio Turnover                                   70%              76%
Average broker commission per share (1)         $0.0403          $0.0434
Net assets, end of period (000's omitted)      $274,164         $246,652

-------------------------

+     Computed on an annualized basis.
(1) Amount represents the average commission per share paid to brokers on the purchase and sale of equity securities.

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
                 Standish Small Capitalization Equity Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)   Significant Accounting Policies:

      Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Small Capitalization Equity Portfolio (the "Portfolio") is a separate diversified investment series of the Portfolio Trust. As of September 30, 1997, the Standish Small Capitalization Equity Fund's proportionate interest in the net assets of the Portfolio was approximately 100%.

      The following is a summary of significant accounting policies followed by the Portfolio in the preparation of the financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A.  Investment security valuations-

      Securities for which quotations are readily available are valued at the last sale price, or if no sale, at the closing bid price in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued on an amortized cost basis. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

      B.  Repurchase agreements-

      It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Portfolio to monitor on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

      C.  Securities transactions and income-

      Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis.

      D.  Income taxes-

      The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

                     Standish, Ayer & Wood Master Portfolio
                 Standish Small Capitalization Equity Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      E.  Deferred organizational expenses-

      Costs incurred by the Portfolio in connection with its organization and initial registration are being amortized, on a straight-line basis through April 2001.

      F.  Change in fiscal year end-

      The Board of Trustees voted on July 12, 1997 to change the fiscal year end of the Portfolio from December 31 to September 30, effective September 30, 1997.

(2)   Investment Advisory Fee:

      The investment advisory fee paid to Standish, Ayer & Wood, Inc. ("SA&W") for overall investment advisory and administrative services is paid monthly at the annual rate of 0.60% of the Portfolio's average daily net assets. SA&W has voluntarily agreed to limit the Portfolio's total annual operating expenses (excluding brokerage commissions, taxes, and extraordinary expenses) to 1.50% of the Portfolio's average daily net assets. This agreement is voluntary and temporary and may be discontinued or revised by SA&W at any time. The Portfolio Trust pays no compensation directly to its trustees who are affiliated with SA&W or to its officers, all of whom receive remuneration for their services to the Portfolio Trust from SA&W. Certain of the trustees and officers of the Portfolio Trust are directors or officers of SA&W.

(3)   Purchases and Sales of Investments:

      Purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

                                                                                         For the Period May 3, 1996
                                                                                      (commencement of operations) to
                                          Nine months Ended September 30, 1997               December 31, 1996
                                        ---------------------------------------   ---------------------------------------
                                             Purchases            Sales               Purchases                Sales
                                        ------------------  ==================    ==================   ------------------
U.S. Government Securities............  $          434,158  $                0    $                0   $                0
                                        ==================  ==================    ==================   ==================
Investments (non-U.S.
Government Securities)................  $      163,412,852  $      194,172,021    $      193,914,188   $      171,786,086
                                        ==================  ==================    ==================   ==================

(4)   Federal Income Tax Basis of Investment Securities:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at September 30, 1997, as computed on a federal income tax basis, were as follows:

      Aggregate Cost.......................................  $204,410,309
                                                             ============
      Gross unrealized appreciation........................  $ 73,738,370
      Gross unrealized depreciation........................  $ (5,527,093)
                                                             ------------
      Net unrealized appreciation (depreciation)...........  $ 68,211,277
                                                             ============

(5)   Financial Instruments:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these investments are set forth more fully in Parts A and B of the Master Portfolio registration statement.

      The Portfolio trades the following financial instruments with off-balance sheet risk:

                     Standish, Ayer & Wood Master Portfolio
                 Standish Small Capitalization Equity Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      Options--

      Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Portfolio may use options to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the exposure to the underlying instrument, or hedge other portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased option is shown in the schedule of investments. This amount reflects each contracts' exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. The Portfolio entered into no such transactions during the period ended September 30, 1997.

      Futures contracts--

      The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. The Portfolio is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in value of the hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other portfolio investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contracts' terms. The Portfolio enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. The Portfolio had the following open financial futures contracts at September 30, 1997.

                                                   Underlying
                                                      Face
                                       Expiration   Amount at     Unrealized
            Contract        Position      Date        value      Appreciation
      -------------------------------------------------------------------------
      Midcap 400 Futures
      Dec 97                  Long      12/19/97   $2,171,650      $1,220

      At September 30, 1997, the Portfolio had segregated sufficient cash and/or securities to cover margin requirements on open futures contracts.


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                          Independent Auditor's Report

To the Trustees of Standish, Ayer & Wood Master Portfolio and the Investors of Standish Small Capitalization Equity Portfolio:

We have audited the accompanying statement of assets and liabilities of Standish Small Capitalization Equity Portfolio, including the schedule of investments as of September 30, 1997 and the related statements of operations, the statements of changes in net assets and the supplementary data for the nine months ended September 30, 1997 and for the period from May 3, 1996 (commencement of operations) to December 31, 1996. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data present fairly, in all material respects, the financial position of Standish Small Capitalization Equity Portfolio as of September 30, 1997, and the results of its operations, changes in its net assets and supplementary data for the respective stated periods, in conformity with United States generally accepted accounting principles.

Coopers & Lybrand
Chartered Accountants
Toronto, Canada
November 11, 1997


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              [STANDISH   STANDISH, AYER & WOOD, INC.
                LOGO]     One Financial Center
                          Boston, Mssachusetts 02111-2662
                          (617) 350-6100